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                                                                    EXHIBIT 10.3


                                   EXHIBIT H
                                      TO
                            DISTRIBUTION AGREEMENT

                              INSURANCE AGREEMENT

  This Insurance Agreement (the "AGREEMENT") is made and entered into as of
this      day of      , 1996, by and among Tenneco Inc., a Delaware
corporation ("TENNECO"), New Tenneco Inc., a Delaware corporation ("INDUSTRIAL COMPANY") and Newport News Shipbuilding Inc., a Delaware corporation ("SHIPBUILDING COMPANY").

  WHEREAS, Tenneco, Industrial Company and Shipbuilding Company have entered
into that certain Distribution Agreement, dated as of               , 1996
(the "DISTRIBUTION AGREEMENT"), pursuant to which (i) Tenneco and its Subsidiaries shall cause to be consummated the Corporate Restructuring Transactions in order to restructure, divide and separate their existing businesses and assets so that (a) the Industrial Assets and Industrial Business shall be owned, controlled and operated, directly or indirectly, by the Industrial Company, and (b) the Shipbuilding Assets and Shipbuilding Business shall be owned, controlled and operated, directly or indirectly, by the Shipbuilding Company, and (ii) Tenneco shall distribute on the Distribution Date all of the outstanding capital stock of Industrial Company and Shipbuilding Company as a dividend to the holders of shares of the common stock, par value $5.00 per share, of Tenneco upon the terms and subject to the conditions set forth in the Distribution Agreement;

  WHEREAS, Tenneco, its Subsidiaries and their respective predecessors have historically maintained various Policies for the benefit or protection of one or more of the Energy Covered Persons, Industrial Covered Persons and Shipbuilding Covered Persons;

  WHEREAS, in connection with the transactions contemplated by the Distribution Agreement, Tenneco, Industrial Company and Shipbuilding Company have determined that it is necessary and desirable to provide for the respective continuing rights and obligations in respect of said Policies from and after the Distribution Date; and

  WHEREAS, pursuant to the Distribution Agreement the parties hereto have agreed to enter into this Agreement.

  NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement and the Distribution Agreement, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

  1.1 General. Unless otherwise defined herein or unless the context otherwise requires, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

  "AGREEMENT" shall mean this Insurance Agreement, dated as of        , 1996,
by and among Tenneco, Industrial Company and Shipbuilding Company, including any amendments hereto and each Schedule attached hereto.

  "CLAIMS ADMINISTRATION" shall mean, with respect to any Policy, the processing of claims made under such Policy, including, without limitation, the reporting of losses or claims to insurance carriers and the management, defense and settlement of claims.

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  "CLAIMS DEPOSIT" shall mean the amount of funds, as of the Distribution
Date, maintained by Tenneco on deposit for the benefit of the insurance carriers under the Retained Policies.

  "CLAIMS-MADE" shall mean, with respect to any Policy, coverage provided by such Policy for claims made during a period specified therein.

  "CLAIMS-MADE POLICIES" shall mean those current and past Policies which are Claims-Made in nature, including but not limited to those Policies identified on SCHEDULE A hereto, which show Tenneco or any of its predecessors as the named insured, but excluding (i) any directors' and officers' liability insurance policies which are or were maintained by or on behalf of Tenneco,
(ii) the Exclusive Policies, and (iii) the Retained Policies.

  "COMMON POLICIES" shall mean the Claims-Made Policies, Occurrence-Based Policies, Eastern Policies and Retained Policies.

  "CONSENT" shall have the meaning set forth in Section 2.3 hereof.

  "CORPORATE RESTRUCTURING TRANSACTIONS" shall have the meaning set forth in the Distribution Agreement.

  "COVERED PERSONS" shall mean (i) with respect to Tenneco, the Energy Covered Persons, (ii) with respect to Industrial Company, the Industrial Covered Persons, and (iii) with respect to Shipbuilding Company, the Shipbuilding Covered Persons.

  "CURRENT CLAIMS-MADE POLICIES" shall mean the Claims-Made Policies in effect as of the Distribution Date, which Policies are set forth on SCHEDULE A hereto.

  "CURRENT OCCURRENCE-BASED POLICIES" shall mean the Occurrence-Based Policies in effect as of the Distribution Date, which Policies are set forth on SCHEDULE B hereto.

  "DISTRIBUTION AGREEMENT" shall mean that certain Distribution Agreement,
dated as of               , 1996, by and among Tenneco, Industrial Company and
Shipbuilding Company, including any amendments, exhibits and schedules thereto.

  "DISTRIBUTION DATE" shall have the meaning set forth in the Distribution Agreement.

  "EASTERN POLICIES" shall mean the Policies identified on SCHEDULE C hereto, which Policies show a member of the Energy Group as the named insured, together with any predecessor policies thereto.

  "ENERGY" shall mean, when unqualified, the Energy Assets, Energy Liabilities and/or Energy Business.

  "ENERGY BUSINESS" shall have the meaning set forth in the Distribution Agreement.

  "ENERGY COVERED PERSON" shall mean each member of the Energy Group and any other Person, in each case to the extent any Policy addressed herein purports to provide insurance coverage in respect of any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred by such Person arising out of, in connection with or otherwise related to Energy.

  "ENERGY GROUP" shall have the meaning set forth in the Distribution
Agreement.

  "ENERGY LIABILITIES" shall have the meaning set forth in the Distribution Agreement.

  "EXCLUSIVE POLICIES" shall mean the Tenneco Exclusive Policies, Industrial Exclusive Policies and Shipbuilding Exclusive Policies.

  "GROUP" shall have the meaning set forth in the Distribution Agreement.

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  "INDUSTRIAL" shall mean, when unqualified, the Industrial Assets, Industrial
Liabilities, Prior Industrial Businesses and/or Industrial Business.

  "INDUSTRIAL ASSETS" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL BUSINESS" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL COVERED PERSON" shall mean each member of the Industrial Group and any other Person, in each case to the extent any Policy addressed herein purports to provide insurance coverage in respect of any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred by such Person arising out of, in connection with or otherwise related to Industrial.

  "INDUSTRIAL EXCLUSIVE POLICIES" shall mean all current and past Policies which show Industrial Company, any other member of the Industrial Group or any of their respective predecessors as the named insured and do not purport to relate to Energy or Shipbuilding or to cover any Energy Covered Person or Shipbuilding Covered Person, but excluding any Retained Policy.

  "INDUSTRIAL GROUP" shall have the meaning set forth in the Distribution Agreement.

  "INDUSTRIAL LIABILITIES" shall have the meaning set forth in the Distribution Agreement.

  "INSURANCE ADMINISTRATION" shall mean, with respect to any Policy, the accounting for premiums, defense costs, indemnity payments, deductibles and retentions, as appropriate, under the terms and conditions of such Policy, and the distribution of Insurance Proceeds.

  "INSURANCE PROCEEDS" shall mean those monies, net of any applicable premium adjustment, deductible, retention or similar cost paid or held by or for the benefit of an insured party which are either (i) received by an insured from an insurance carrier, or (ii) paid by an insurance carrier on behalf of an insured.

  "LETTERS OF CREDIT" shall have the meaning set forth in Section 7.1 hereof.

  "MERGER AGREEMENT" shall have the meaning set forth in the Distribution Agreement.

  "OCCURRENCE-BASED" shall mean, with respect to any Policy, coverage provided by such Policy for acts, omissions, damages or injuries which occur or are alleged to have occurred during a period specified in such Policy.

  "OCCURRENCE-BASED POLICIES" shall mean those current and past Policies which are Occurrence-Based in nature, including but not limited to those policies identified on SCHEDULE B hereto, which show Tenneco or any of its predecessors as the named insured, but excluding (i) any directors' and officers' liability policies which are or were maintained by or on behalf of Tenneco, (ii) the Exclusive Policies, (iii) the Retained Policies, and (iv) the Eastern Policies.

  "OTHER CLAIMS-MADE POLICIES" shall mean the Claims-Made Policies other than the Transferred Claims-Made Policies.

  "OTHER OCCURRENCE-BASED POLICIES" shall mean the Occurrence-Based Policies other than the Transferred Occurrence-Based Policies.

  "PERSON" shall have the meaning set forth in the Distribution Agreement.

  "POLICIES" means insurance policies and insurance contracts of any kind (other than life and benefits policies or contracts), including, without limitation, primary, excess and umbrella policies, commercial general liability policies, fiduciary liability, automobile, aircraft, property and casualty, workers' compensation and employee dishonesty insurance policies, bond and self-insurance and captive insurance company arrangements, together with the rights, benefits and privileges thereunder.

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  "PRIOR INDUSTRIAL BUSINESSES" shall have the meaning set forth in the
Distribution Agreement.

  "PRIOR SHIPBUILDING BUSINESSES" shall have the meaning set forth in the Distribution Agreement.

  "RETAINED POLICIES" shall mean the Policies identified on SCHEDULE D hereto, together with all other current and past primary, workers' compensation, automobile liability and general liability (including products liability) Policies showing Tenneco, any other member of the Energy Group or any of their respective predecessors as the insured party and which are cost plus, fronting, high deductible or retrospective premium programs but excluding the Eastern Policies.

  "SHIPBUILDING" shall mean, when unqualified, the Shipbuilding Assets, Shipbuilding Liabilities, Prior Shipbuilding Businesses and/or Shipbuilding Business.

  "SHIPBUILDING ASSETS" shall have the meaning set forth in the Distribution Agreement.

  "SHIPBUILDING BUSINESS" shall have the meaning set forth in the Distribution Agreement.

  "SHIPBUILDING COVERED PERSON" shall mean each member of the Shipbuilding Group and any other Person, in each case to the extent any Policy addressed herein purports to provide insurance coverage in respect of any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred by such Person arising out of, in connection with or otherwise related to Shipbuilding.

  "SHIPBUILDING EXCLUSIVE POLICIES" shall mean all current and past Policies which show Shipbuilding Company, any other member of the Shipbuilding Group or any of their respective predecessors as the named insured and do not purport to relate to Energy or Industrial or to cover any Energy Covered Person or Industrial Covered Person, but excluding any Retained Policy.

  "SHIPBUILDING GROUP" shall have the meaning set forth in the Distribution Agreement.

  "SHIPBUILDING LIABILITIES" shall have the meaning set forth in the Distribution Agreement.

  "SUBSIDIARY" shall have the meaning set forth in the Distribution Agreement.

  "TENNECO EXCLUSIVE POLICIES" shall mean all current and past Policies, including but not limited to the current Policies set forth on SCHEDULE E hereto, which show Tenneco, any other member of the Energy Group or any of their respective predecessors as the named insured and do not purport to relate to Shipbuilding or Industrial or to cover any Shipbuilding Covered Person or Industrial Covered Person, excluding (i) any directors' and officers' liability policies which are or were maintained by or on behalf of Tenneco, and (ii) any Retained Policy.

  "TERMINATION TIME" shall mean 11:59 p.m., Houston, Texas time, on the Distribution Date.

  "TRANSFERRED CLAIMS-MADE POLICIES" shall have the meaning set forth in
Section 2.2 hereof.

  "TRANSFERRED OCCURRENCE-BASED POLICIES" shall have the meaning set forth in
Section 2.1 hereof.

  "TRANSFERRED POLICIES" shall have the meaning set forth in Section 2.3 hereof.

  1.2 References. References herein to a "Schedule" are, unless otherwise specified, to one of the Schedules attached to this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections, respectively, of this Agreement.

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                                  ARTICLE II

          SUBSTITUTION OF NAMED INSUREDS AND CANCELLATION OF POLICIES

  2.1 Current Occurrence-Based Policies. On or prior to the Distribution Date, Tenneco shall take or cause to be taken all necessary or appropriate action
(i) so that the Industrial Company is substituted as the named insured under those Current Occurrence-Based Policies identified on SCHEDULE 2.1-A hereto (the "TRANSFERRED OCCURRENCE-BASED POLICIES"), effective as of the Termination Time, and (ii) to cause the Current Occurrence-Based Policies identified on
SCHEDULE 2.1-B hereto to be cancelled as of, and to afford no further coverage to the insureds thereunder except as otherwise contemplated by this Agreement from and after, the Termination Time. Industrial Company agrees to be substituted as a named insured under the Transferred Occurrence-Based Policies and to execute such further documents as Tenneco may reasonably request in connection therewith.

  2.2 Current Claims-Made Policies. On or prior to the Distribution Date, Tenneco shall take or cause to be taken all necessary or appropriate action
(i) so that the Industrial Company is substituted as the named insured under those Current Claims-Made Policies identified on SCHEDULE 2.2-A hereto (the "TRANSFERRED CLAIMS-MADE POLICIES"), effective as of the Termination Time, and
(ii) to cause the Current Claims-Made Policies identified on SCHEDULE 2.2-B hereto to be cancelled as of, and to afford no further coverage to the insureds thereunder except as otherwise contemplated by this Agreement from and after, the Termination Time. Industrial Company agrees to be substituted as a named insured under the Transferred Claims-Made Policies and to execute such further documents as Tenneco may reasonably request in connection therewith.

  2.3 Consent. Tenneco and Industrial Company shall each use its best efforts to obtain prior to the Distribution Date the consent of each insurance carrier under the Transferred Occurrence-Based Policies and the Transferred Claims-Made Policies (collectively, the "TRANSFERRED POLICIES") that is required to consummate the transactions contemplated by Sections 2.1 and 2.2 hereof (each, a "CONSENT"), it being understood that if Consent to such transactions is not received as contemplated by this Section 2.3 with respect to any Policy, such Policy shall nonetheless be considered and treated as a Transferred Claims-Made Policy or Transferred Occurrence-Based Policy, as the case may be, for purposes of this Agreement.

  2.4 No Transfer of Certain Policies. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to substitute Industrial Company as the named insured under any Transferred Policy without Consent thereto if such substitution or attempt to substitute without such Consent would constitute a breach of such Transferred Policy. If Consent to such substitution is not obtained prior to the Distribution Date, Tenneco and Industrial Company agree to negotiate in good faith an arrangement which shall place the Industrial Company, insofar as reasonably possible, in the same position as would have existed had such Consent to substitution been obtained prior to the Distribution Date.

                                  ARTICLE III

                                   COVERAGE

  3.1 Maintenance of Coverage Through Distribution Date. From the date hereof up to the Termination Time, the parties hereto agree to maintain (and to cause each member of their respective Groups over which they have legal or effective direct or indirect control to maintain) in full force and effect the Occurrence-Based Policies, Claims-Made Policies, Eastern Policies and Retained Policies for the benefit of any Energy Covered Person, Industrial Covered Person and Shipbuilding Covered Person to which such Policies by their terms relate.

  3.2 Coverage Under Occurrence-Based Policies.

  (a) Termination of Coverage Under Transferred Occurrence-Based Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Transferred Occurrence-Based Policy, effective as of the Termination Time coverage under the Transferred Occurrence-Based Policies shall be terminated (it being understood that such Transferred

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Occurrence-Based Policies shall nonetheless remain in full force and effect)
so that none of the Transferred Occurrence-Based Policies shall afford any further coverage to any Energy Covered Person or Shipbuilding Covered Person for occurrences which take place or are alleged to have taken place after the Termination Time. From and after the Termination Time, coverage under any Transferred Occurrence-Based Policy may, at the option of Industrial Company, continue for any Industrial Covered Person upon the terms and conditions of such Transferred Occurrence-Based Policy.

  (b) Termination of Coverage Under Other Occurrence-Based Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Other Occurrence-Based Policy, effective as of the Termination Time coverage under the Other Occurrence-Based Policies shall be terminated so that none of the Other Occurrence-Based Policies shall afford any further coverage to any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person for occurrences which take place or are alleged to have taken place after the Termination Time.

  (c) Access to Policies Following Termination Time. Notwithstanding the provisions of Sections 3.2(a) and 3.2(b) hereof, from and after the Termination Time each Energy Covered Person, Industrial Covered Person and Shipbuilding Covered Person shall have the right to coverage and to make or pursue a claim for coverage under any Occurrence-Based Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses incurred or claimed to have been incurred prior to the Termination Time by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Energy, with respect to any Energy Covered Person, (ii) Industrial, with respect to any Industrial Covered Person, or (iii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case subject to the terms, conditions and limitations of such Occurrence-Based Policy, provided, however, that nothing in this Section 3.2(c) shall be deemed to constitute or reflect an assignment of any such Occurrence-Based Policy.

  (d) Policy Limits. Any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person entitled hereunder to make or pursue a claim for insurance coverage under an Occurrence-Based Policy may claim for such insurance as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under such Occurrence-Based Policy. Notwithstanding the foregoing, each of Tenneco, Industrial Company and Shipbuilding Company shall, to the extent any of its respective Covered Persons shall have exhausted all or any portion of the limits of liability, if any, under any Occurrence-Based Policy, use its best efforts to either (i) obtain and comply in full with the conditions required to effect the reinstatement of the full limits of liability under such Occurrence-Based Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims) and be responsible for and pay all costs and expenses, including the amount of any resultant increase in the premium charged in respect of such Occurrence-Based Policy or any renewal thereof, in connection therewith, or (ii) obtain and maintain in full force and effect a Policy in replacement of the limits of liability exhausted under such Occurrence-Based Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims), and be responsible for and pay all costs and expenses in connection therewith, which Policy shall provide at least the same coverage, and contain terms and provisions which are no less favorable to the insured parties, as existed under the Occurrence-Based Policy in respect of which such replacement is obtained, provided, however, that no party hereto shall be required to expend more than an amount equal to 350% of the original premium paid with respect to the portion of the limits of liability under such Occurrence-Based Policy (determined on a pro rata basis) exhausted by such party's respective Covered Persons to obtain reinstatement or a replacement Policy as contemplated hereby, it being understood that each party hereto shall nonetheless be required to obtain the maximum amount of reinstatement or replacement coverage available for such 350% premium amount in accordance with the terms and provisions of clauses (i) or (ii) hereof, as applicable. If at any time a party (an "Impairing Party") hereto becomes aware (such party being deemed to be aware whenever any of the directors or executive officers of such party or any other member of its respective Group become aware) of a claim or potential claim against any of such Impairing Party's respective Covered Persons which claim is reasonably likely to exhaust (but has not yet exhausted) all or any portion of the aggregate limits of liability, if any, under any Occurrence-Based Policy (a "Potential Impairment"), such Impairing Party shall promptly provide notice of

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such Potential Impairment to the other parties hereto. Such Impairing Party shall have five business days after providing such notice to elect to, at that time, either secure reinstatement of the limits of liability under such Occurrence-Based Policy (to the extent provided for therein) or purchase a Policy in replacement of such limits of liability (in each case in accordance with the terms and provisions of the second preceding sentence) in respect of such Potential Impairment (but shall not be required to so elect at such time). If such Impairing Party does not timely elect to secure reinstatement or replacement coverage, then either or both of the other parties hereto may elect to reinstate the limits of liability under such Occurrence-Based Policy (to the extent provided for therein) and pay all expenses incurred in connection therewith, provided, however, that if such Potential Impairment actually occurs, the Impairing Party shall reimburse the other parties for any fees and expenses incurred by such parties in connection with such reinstatement.

  3.3 Coverage Under Claims-Made Policies.

  (a) Termination of Coverage Under Transferred Claims-Made Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Transferred Claims-Made Policy, effective as of the Termination Time coverage under the Transferred Claims-Made Policies shall be terminated (it being understood that such Transferred Claims-Made Policies shall nonetheless remain in full force and effect) so that none of the Transferred Claims-Made Policies shall afford any further coverage to any Energy Covered Person or Shipbuilding Covered Person for claims which have not been reported or made as provided by the terms of such Transferred Claims-Made Policy prior to the Termination Time. From and after the Termination Time, coverage under any Transferred Claims-Made Policy may, at the option of Industrial Company, continue for any Industrial Covered Person upon the terms and conditions of such Transferred Claims-Made Policy.

  (b) Termination of Coverage Under Other Claims-Made Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Other Claims-Made Policy, effective as of the Termination Time coverage under the Other Claims-Made Policies shall be terminated so that no Other Claims-Made Policy shall afford any further coverage to any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person for claims which have not been reported or made as provided by the terms of such Other Claims-Made Policy prior to the Termination Time.

  (c) Access to Policies Following Termination Time. Notwithstanding the provisions of Sections 3.3(a) and 3.3(b) hereof, from and after the Termination Time each Energy Covered Person, Industrial Covered Person and Shipbuilding Covered Person shall have the right to coverage and to make or pursue a claim for coverage under any Claims-Made Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses which are reported in accordance with the terms of such Claims-Made Policy prior to the Termination Time and which are incurred or claimed to be incurred by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Energy, with respect to any Energy Covered Person, (ii) Industrial, with respect to any Industrial Covered Person, or (iii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case subject to the terms, conditions and limitations of such Claims-Made Policy, provided, however, that nothing in this Section 3.3(c) shall be deemed to constitute or reflect an assignment of any such Claims-Made Policy.

  (d) Policy Limits. Any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person entitled hereunder to make or pursue a claim for insurance coverage under a Claims-Made Policy may claim for such insurance as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under such Claims-Made Policy. Notwithstanding the foregoing, each of Tenneco, Industrial Company and Shipbuilding Company shall, to the extent any of its respective Covered Persons shall have exhausted all or any portion of the limits of liability, if any, under any Claims-Made Policy, use its best efforts to either (i) obtain and comply in full with the conditions required to effect the reinstatement of the full limits of liability under such Claims-Made Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims) and be responsible for and pay all costs and expenses, including the amount of any resultant increase in the premium charged in respect of such Claims-Made Policy or any renewal

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thereof, in connection therewith, or (ii) obtain and maintain in full force and effect at its own cost a Policy in replacement of the limits of liability exhausted under such Claims-Made Policy for all claims which would be covered thereby absent such exhaustion (including any pending or known claims), and be responsible for and pay all costs and expenses in connection therewith, which Policy shall provide at least the same coverage, and contain terms and provisions which are no less favorable to the insured parties, as existed under the Claims-Made Policy in respect of which such replacement is obtained, provided, however, that no party hereto shall be required to expend more than an amount equal to 350% of the original premium paid with respect to the portion of the limits of liability under such Claims-Made Policy (determined on a pro rata basis) exhausted by such party's respective Covered Persons to obtain reinstatement or a replacement Policy as contemplated hereby, it being understood that each party hereto shall nonetheless be required to obtain the maximum amount of reinstatement or replacement coverage available for such 350% premium amount in accordance with the terms and provisions of clauses (i) or (ii) hereof, as applicable. If at any time an Impairing Party becomes aware (such party being deemed to be aware whenever any of the directors or executive officers of such party or any other member of its respective Group become aware) of a claim or potential claim against any of such Impairing Party's respective Covered Persons which claim is reasonably likely to exhaust (but has not yet exhausted) all or any portion of the aggregate limits of liability, if any, under any Claims-Made Policy (a "Potential Impairment"), such Impairing Party shall promptly provide notice of such Potential Impairment to the other parties hereto. Such Impairing Party shall have five business days after providing such notice to elect to, at that time, either secure reinstatement of the limits of liability under such Claims-Made Policy (to the extent provided for therein) or purchase a Policy in replacement of such limits of liability (in each case in accordance with the terms and provisions of the second preceding sentence) in respect of such Potential Impairment (but shall not be required to so elect at such time). If such Impairing Party does not timely elect to secure reinstatement or replacement coverage, then either or both of the other parties hereto may elect to reinstate the limits of liability under such Claims-Made Policy (to the extent provided for therein) and pay all expenses incurred in connection therewith, provided, however, that if such Potential Impairment actually occurs, the Impairing Party shall reimburse the other parties for any fees and expenses incurred by such parties in connection with such reinstatement.

  3.4 Coverage Under Retained Policies.

  (a) Termination of Coverage at Termination Time. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, except as otherwise contemplated by the terms of this Agreement and notwithstanding anything to the contrary contained in any Retained Policy, effective as of the Termination Time any and all coverage of any Industrial Covered Person or Shipbuilding Covered Person under the Retained Policies shall be terminated (it being understood that such Retained Policies shall nonetheless remain in full force and effect). From and after the Termination Time, coverage under any of the Retained Policies may, at the option of Tenneco, continue for any Energy Covered Person upon the terms and conditions of such Retained Policies.

  (b) Access to Policies and Policy Limits. Notwithstanding the provisions of
Section 3.4(a) hereof, from and after the Termination Time each Industrial Covered Person and Shipbuilding Covered Person shall have the right to coverage and to make or pursue a claim for coverage under any Retained Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses incurred or claimed to have been incurred prior to the Termination Time by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Industrial, with respect to any Industrial Covered Person, or (ii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case subject to the terms, conditions and limitations of such Retained Policy, provided, however, that nothing in this Section 3.4(b) shall be deemed to constitute or reflect an assignment of any such Retained Policy. Any Industrial Covered Person or Shipbuilding Covered Person may claim insurance coverage under a Retained Policy as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under such Retained Policy.

  3.5 Coverage Under Eastern Policies.

  (a) Termination of Coverage Under Eastern Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate action so that, notwithstanding anything to the contrary contained in any Eastern

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Policies, effective as of the Termination Time coverage under the Eastern
Policies shall be terminated (it being understood that such Eastern Policies in full force and effect as of the Termination Time shall nonetheless remain in full force and effect) so that the Eastern Policies do not afford any further coverage to any Industrial Covered Person or Shipbuilding Covered Person for occurrences which take place or are alleged to have taken place after the Termination Time. From and after the Termination Time, coverage under the Eastern Policies may, at the option of Tenneco, continue for any Energy Covered Person upon the terms and conditions of the Eastern Policies.

  (b) Access to Eastern Policies Following Termination Time. Notwithstanding the provisions of Sections 3.5(a) hereof, from and after the Termination Time each Energy Covered Person, Industrial Covered Person (to the extent (but only to that extent and subject to the last sentence of this Section 3.5(b) and
Section 3.5(d)) payment under any Eastern Policy is a condition precedent to the provision of coverage by any insurer providing coverage in the same layer as, or a layer excess to that of, such Eastern Policy) and Shipbuilding Covered Person (to the extent (but only to the extent and subject to the last sentence of this Section 3.5(b)) necessary to access reinsurance policies) shall have the right to coverage and to make or pursue a claim for coverage under any Eastern Policy with respect to all claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages and expenses incurred or claimed to have been incurred prior to the Termination Time by such Covered Person in or in connection with the operation of, or otherwise related to, (i) Energy, with respect to any Energy Covered Person, (ii) Industrial, with respect to any Industrial Covered Person, or (iii) Shipbuilding, with respect to any Shipbuilding Covered Person, in each case, subject to the terms, conditions and limitations of such Eastern Policy, provided, however, that nothing in this Section 3.5(b) shall be deemed to constitute or reflect an assignment of the Eastern Policies. The parties hereto agree to take or cause to be taken all necessary or appropriate actions so that, from and after the Termination Time, no Industrial Covered Person or Shipbuilding Covered Person shall be entitled to coverage or to make or pursue a claim for coverage under the Eastern Policies except to the extent expressly provided for herein and in no event shall the Eastern Insurance Provider (as defined below) or any of its subsidiaries have any obligation or liability to any Shipbuilding Covered Person or Industrial Covered Person under any Eastern Policy which is not either as a conduit with respect to third party reinsurance or subject to reimbursement by Industrial Company pursuant to
Section 3.5(d).

  (c) Policy Limits. Any Energy Covered Person, Industrial Covered Person or Shipbuilding Covered Person entitled hereunder to make or pursue a claim for insurance coverage under the Eastern Policies may claim for such insurance as and to the extent that such insurance is available up to the full extent of the applicable limits of liability under the Eastern Policies, subject to the provisions of Section 3.5(b).

  (d) Reimbursement Obligation of Industrial Company. Industrial Company agrees to reimburse to the insurer under each Eastern Policy (the "EASTERN INSURANCE PROVIDER") the full amount of any claim for insurance coverage for an Industrial Covered Person under such Eastern Policy made pursuant to the terms of Section 3.5(b) hereof which is actually paid by said Eastern Insurance Provider after the Termination Time.

  3.6 Coverage Under Exclusive Policies. From and after the Termination Time, coverage under any Exclusive Policy may continue with respect to any claims, suits, actions, proceedings, injuries, losses, liabilities, occurrences, damages or expenses incurred or claimed to have been incurred prior to, on or after the Distribution Date, subject to the terms, conditions and limitations of such Exclusive Policy, provided, however, that (i) no member of the Energy Group shall have any liability or obligation with respect to any of the Industrial Exclusive Policies or Shipbuilding Exclusive Policies, (ii) no member of the Industrial Group shall have any liability or obligation with respect to any of the Tenneco Exclusive Policies or Shipbuilding Exclusive Policies, and (iii) no member of the Shipbuilding Group shall have any liability or obligation with respect to any of the Tenneco Exclusive Policies or Industrial Exclusive Policies.

  3.7 Assistance in Obtaining Additional Coverage. Each of the parties hereto agrees to use its reasonable best efforts to assist the other parties in the transition to separate insurance coverage for the Energy Group, Industrial Group and Shipbuilding Group from and after the Distribution Date which assistance shall include, but shall not be limited to, the identification of potential insurance carriers.

  3.8 Discovery Periods. Except with respect to any Industrial Covered Person and except as the parties hereto may otherwise agree, the parties hereto acknowledge and agree that when this Agreement calls for the termination of insurance coverage under a Claims-Made Policy such insurance coverage shall be terminated as of the time specified and that no discovery period of coverage in respect of such Policy shall be provided thereunder, notwithstanding anything to the contrary contained herein or in any such Policy. Notwithstanding the foregoing, if requested to do so by Tenneco, Industrial Company shall use its reasonable efforts to procure that the relevant insurers under the Claims-Made Policies offer to Tenneco a discovery period of coverage under said Claims-Made Policies for Energy Covered Persons with an aggregate limitation of liability separate from the limitation of liability under said Claims-Made Policies for coverage afforded Industrial Covered Persons. All premiums, costs and other charges with respect to any discovery period of coverage provided under any Claims-Made Policy shall be the sole responsibility of (i) Tenneco, with respect to coverage for Energy Covered Persons, and (ii) Industrial Company, with respect to coverage for Industrial Covered Persons. Each party hereto shall not (and shall not permit any of its respective Covered Persons over which it has legal or effective direct or indirect control to) take any action contrary to the provisions of this
Section 3.8.

  3.9 Further Assurances. Each of Tenneco, Industrial Company and Shipbuilding Company agree to take (and to cause each of its respective Covered Persons over which it has direct or indirect legal or effective control to take) all such actions as are necessary or appropriate, including the provision of notice to all relevant insurance carriers and cooperation with respect to the obtaining of any reinstatement of limitations on liability as contemplated hereby, to effectuate the purposes of this Article III.

                                  ARTICLE IV

                   PREMIUMS, DEDUCTIBLES AND RELATED MATTERS

  4.1 Occurrence-Based and Claims-Made Policies.

  (a) Premiums in Respect of Occurrence-Based and Claims-Made Policies. From and after the Termination Time, all premiums, costs and other charges with respect to any Occurrence-Based Policy or Claims-Made Policy shall be paid by Industrial Company, provided, however, that (i) Tenneco shall promptly reimburse Industrial Company in full for any such premiums, costs or other charges in respect of the cover afforded under any such Occurrence-Based Policy or Claims-Made Policy to any Energy Covered Person, and (ii) Shipbuilding Company shall promptly reimburse Industrial Company in full for any such premiums, costs or other charges in respect of the cover afforded under any such Occurrence-Based Policy or Claims-Made Policy to any Shipbuilding Covered Person, in each case determined in accordance with Tenneco's historical practices with respect to the allocation of such premiums, costs and charges prior to the date hereof. All amounts refunded from and after the Termination Time by insurance carriers in respect of premiums previously paid under any Occurrence-Based Policy or Claims-Made Policy shall be the sole property of Industrial Company, provided, however, that Industrial Company shall promptly pay to Tenneco or the Shipbuilding Company, as applicable, upon receipt thereof from an insurance carrier, the Energy Group's or the Shipbuilding Group's respective share of any such amounts refunded (such respective share to be determined in accordance with Tenneco's historical practices with respect to the allocation of insurance premiums among its Subsidiaries and divisions prior to the date hereof). Each of Tenneco and Shipbuilding Company shall (and shall cause each member of its respective Group over which it has direct or indirect legal or effective control to) promptly pay to Industrial Company any such refunded amounts actually received by it to which Industrial Company is entitled pursuant hereto.

  (b) Deductibles, Retentions and Self-Insured Amounts. From and after the Termination Time, all deductibles, retentions and self-insured amounts with respect to coverage or a claim for coverage under any Occurrence-Based Policy or Claims-Made Policy shall be the sole responsibility of (i) Tenneco, with respect to any coverage or claim for coverage in respect of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage in respect of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage in respect of any Shipbuilding Covered Person.

  4.2 Retained Policies.

  (a) Premiums, Costs and Other Charges. From and after the Termination Time, all premiums, costs and other charges with respect to any Retained Policy, including claim payments and associated expenses under cost plus or fronting policies, shall be the sole responsibility of and be paid by Tenneco, provided, however, that (i) Industrial Company shall promptly reimburse Tenneco for all such premiums, costs and other charges paid by Tenneco (including amounts paid by Tenneco as reimbursement in respect of amounts drawn under letters of credit maintained by Tenneco pursuant to Section 7.1 hereof) in respect of coverage provided for any Industrial Covered Person to the extent such premiums, costs and other charges exceed the amount of the Claims Deposit, and (ii) Shipbuilding Company shall promptly reimburse Tenneco for all such premiums, costs and other charges paid by Tenneco (including amounts paid by Tenneco as reimbursement in respect of amounts drawn under letters of credit maintained by Tenneco pursuant to Section 7.1 hereof) in respect of coverage provided for any Shipbuilding Covered Person. All amounts refunded from and after the Termination Time by insurance carriers in respect of premiums previously paid under any Retained Policy shall be the sole property of Tenneco, provided, however, that Tenneco shall promptly pay to (i) Industrial Company, all such refunded amounts in respect of coverage provided for any Industrial Covered Person under such Retained Policy, and (ii) Shipbuilding Company, all such refunded amounts in respect of coverage provided for any Shipbuilding Covered Person under such Retained Policy.

  (b) Deductibles, Retentions and Self-Insured Amounts. From and after the Termination Time, all deductibles, retentions and self-insured amounts with respect to coverage or a claim for coverage under any Retained Policy shall be the sole responsibility of (i) Tenneco, with respect to any coverage or claim for coverage in respect of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage in respect of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage in respect of any Shipbuilding Covered Person.

  4.3 Eastern Policies.

  (a) Premiums in Respect of Eastern Policies. All amounts refunded from and after the Termination Time by insurance carriers in respect of premiums previously paid under any Eastern Policy shall be the sole property of Tenneco, provided, however, that Tenneco shall promptly pay to (i) Industrial Company, upon receipt thereof from an insurance carrier, the Industrial Group's respective share of any such amounts refunded, and (ii) Shipbuilding Company, upon receipt thereof from an insurance carrier, the Shipbuilding Group's respective share of any such amounts refunded, in each case determined in accordance with Tenneco's historical practices with respect to the allocation of insurance premiums among its Subsidiaries and divisions prior to the date hereof. Each party shall (and shall cause each member of its respective Group over which it has direct or indirect legal or effective control to) promptly pay to any other party any such amounts actually received by it to which such other party is entitled pursuant to this Section 4.3(a).

  (b) Deductibles, Retentions and Self-Insured Amounts. From and after the Termination Time, all deductibles, retentions and self-insured amounts with respect to coverage or a claim for coverage under any Eastern Policy shall be the sole responsibility of (i) Tenneco, with respect to any coverage or claim for coverage in respect of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage in respect of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage in respect of any Shipbuilding Covered Person.

  (c) Amounts to be Refunded. Tenneco shall direct and instruct the Eastern Insurance Provider to pay to Industrial Company in cash promptly after the Termination Time, to the extent permitted by law, and to record a corresponding dollar-for-dollar reduction in all associated liabilities on its books and records for, (i) all amounts which appear as reserves on the books and records of the Eastern Insurance Provider as of the Termination Time in respect of claims relating to any Industrial Covered Person which have been reported prior to the Termination Time, (ii) the full amount of any "incurred but not reported" reserve and any portfolio loss transfer reserve appearing on the books and records of the Eastern Insurance Provider as of the Termination Time under the contingent liability programs of the Eastern Policies, and
(iii) 50% of the amount of any "incurred but not reported" reserve appearing on the books and records of the Eastern Insurance Provider as of the Termination Time under the excess liability programs of the Eastern Policies with respect to Industrial and Energy.

  4.4 Exclusive Policies. From and after the Termination Time, all deductibles, retentions, self-insured amounts, premiums and other costs with respect to any Exclusive Policy or claim for coverage thereunder shall be the sole responsibility of, and all refunded premiums with respect to any Exclusive Policy shall be the sole property of, (i) Tenneco, with respect to any Tenneco Exclusive Policy, (ii) Industrial Company, with respect to any Industrial Exclusive Policy, and (iii) Shipbuilding Company, with respect to any Shipbuilding Exclusive Policy.

  4.5 Excess Costs and Settlements. Each Covered Person shall be responsible for any excess costs and expenses relating to its respective claims permitted hereunder (or those of any member of its respective Group) under the Common Policies, including defense costs to the extent such defense costs are not covered under such Common Policies, and shall be responsible for obtaining or reviewing the appropriateness of releases upon settlement of such claims.

  4.6 Effect on Other Agreements. Notwithstanding anything to the contrary contained herein, nothing in this Article IV shall be construed to alter or in any way limit any rights to indemnity provided in the Distribution Agreement or in any other Ancillary Agreement (as such term is defined in the Distribution Agreement).

                                   ARTICLE V

                                ADMINISTRATION

  5.1 Occurrence-Based and Claims-Made Policies.

  (a) Administration. From and after the Distribution Date, Claims Administration and Insurance Administration with respect to the Occurrence-Based Policies and Claims-Made Policies shall be the responsibility of (i) Tenneco, with respect to any coverage or claim for coverage of any Energy Covered Person, (ii) Industrial Company, with respect to any coverage or claim for coverage of any Industrial Covered Person, and (iii) Shipbuilding Company, with respect to any coverage or claim for coverage of any Shipbuilding Covered Person. Each of Shipbuilding Company and Tenneco shall (and shall cause each of its respective Covered Persons over which it has direct or indirect legal or effective control to) provide prompt notice to Industrial Company of all actions taken by it with respect to the Claims Administration and Insurance Administration for the Occurrence-Based Policies and Claims-Made Policies as contemplated by this Section 5.1. Each party hereto shall (and shall cause each other member of its Group over which it has direct or indirect legal or effective control to) take all necessary or appropriate action, if any, to delegate Claims Administration and Insurance Administration with respect to the Occurrence-Based Policies and Claims-Made Policies to any other party who is to assume such responsibilities pursuant hereto and, to the extent such delegation is not permitted by the terms of any such policy, shall engage in Claims Administration or Insurance Administration for any such policy only upon the express authorization and direction of such other party. Each party hereto shall be responsible for its own disbursements and out-of-pocket expenses and the direct and indirect costs of its employees or agents relating to Claims Administration and Insurance Administration contemplated by this
Section 5.1. Notwithstanding anything to the contrary contained herein, Industrial Company shall have the right, at its option, to undertake at its own cost and expense Claims Administration and/or Insurance Administration with respect to any coverage or claim for coverage of any Energy Covered Person or Shipbuilding Covered Person.

  (b) Effect of Administrative Responsibilities. Each of Tenneco, Industrial Company and Shipbuilding Company acknowledges and agrees that each other party's responsibilities under this Section 5.1 for Claims Administration and Insurance Administration shall not relieve any party submitting an insured claim under any Occurrence-Based Policy or Claims-Made Policy of (a) the primary responsibility for reporting such insured claim accurately, completely and in a timely manner, or (b) any other right or responsibility which such party may have pursuant to the terms of any Occurrence-Based Policy or Claims-Made Policy.

  5.2 Eastern and Retained Policies. From and after the Termination Time, Tenneco shall be solely responsible for Claims Administration and Insurance Administration with respect to the Retained Policies and Eastern Policies including, without limitation, the administration of all billings associated with the Retained

Policies by the insurance carriers thereunder. Notwithstanding the foregoing, each of Industrial Company and Shipbuilding Company shall retain the right to, at its option, direct the management, defense, reporting and settlement of claims involving its respective Covered Persons under the Retained Policies and Eastern Policies.

                                  ARTICLE VI

                                   PROCEEDS

  6.1 Occurrence-Based and Claims-Made Policies. From and after the Distribution Date, Insurance Proceeds received with respect to claims, costs and expenses under the Occurrence-Based Policies and Claims-Made Policies shall be paid to the Covered Person to which such Insurance Proceeds are due pursuant to the terms of such Policies.

  6.2 Eastern and Retained Policies. From and after the Distribution Date, Insurance Proceeds received with respect to claims, costs and expenses under the Retained Policies and Eastern Policies shall be paid, as appropriate, to the Covered Person to which such Insurance Proceeds are due pursuant to the terms of such Policies.

  6.3 Return of Proceeds. Each of Tenneco, Industrial Company and Shipbuilding Company shall (and shall cause each of its respective Covered Persons over which it has direct or indirect legal or effective control to) to promptly pay to each other party any Insurance Proceeds actually received by it to which any of such other party's Covered Persons are entitled pursuant hereto, which other party shall then distribute such Insurance Proceeds to the Covered Person to which they are due pursuant hereto.

                                  ARTICLE VII

                      LETTERS OF CREDIT AND SURETY BONDS

  7.1 Maintenance. (a) Letters of Credit. From and after the Distribution Date, to secure obligations under the Retained Policies relating to periods preceding the Termination Time, Tenneco shall, for such time as may be required by law or the terms of any Retained Policy, maintain in full force and effect the letters of credit identified on SCHEDULE 7.1-A hereto or, as necessary or appropriate, substitute therefor and maintain in full force and effect letters of credit acceptable to the insurance carriers and/or surety under the Retained Policies issued by comparably rated lenders containing substantially identical terms and conditions (collectively, the "LETTERS OF CREDIT"). The parties hereto shall use reasonable commercial efforts to obtain the necessary consents and approvals, and shall thereafter negotiate in good faith an agreement, to allocate the Letters of Credit among the parties hereto such that each party becomes responsible for the maintenance of letters of credit for such time as may be required by law or the terms of any Retained Policy to secure obligations under the Retained Policies relating to periods prior to the Termination Time in respect of coverage afforded thereunder to such party's respective Covered Persons, provided, however, that neither Industrial Company nor Shipbuilding Company shall be required to use such reasonable commercial efforts or negotiate any such agreement if such party determines that the allocation contemplated hereby cannot be accomplished without commercially unreasonable expense.

  (b) Surety Bonds. The parties hereto acknowledge that Tenneco is obligated to indemnify the sureties under certain performance bonds and other surety instruments that secure obligations of the Energy Business, Energy Group, Industrial Business, Prior Industrial Businesses, Industrial Group, Shipbuilding Business, Prior Shipbuilding Businesses and/or Shipbuilding Group including, but not limited to, the surety instruments identified on SCHEDULE 7.1-B hereto (the "TENNECO-PROVIDED BONDS"). From and after the Termination Time, Tenneco shall maintain such Tenneco-Provided Bonds in place for such time as may be required by law. To the extent possible on commercially reasonable terms, each of Industrial Company and Shipbuilding Company shall use reasonable commercial efforts to obtain a replacement for each Tenneco-Provided Bond that secures obligations of the Industrial Business, Prior Industrial Businesses or Industrial Group (in the case of Industrial Company) or the Shipbuilding Business, Prior Shipbuilding Businesses or Shipbuilding Group (in the case of Shipbuilding Company) and to thereafter arrange for the release of Tenneco from the Tenneco-Provided Bond which has been so replaced. If the surety under any Tenneco-Provided Bond is required to and does in fact perform according to the terms of said Tenneco-Provided Bond and Tenneco is required to and does in fact indemnify such surety in respect thereof, (i) Industrial Company shall reimburse Tenneco for all amounts actually paid by Tenneco to such surety to the extent such amounts constitute Industrial Liabilities, and (ii) Shipbuilding Company shall reimburse Tenneco for all amounts actually paid by Tenneco to such surety to the extent such amounts constitute Shipbuilding Liabilities.

  7.2 Reimbursement for Maintenance Fees. Each of Industrial Company and Shipbuilding Company hereby agrees to reimburse Tenneco annually commencing on
             , 1997 (to be a date as of the end of the thirteenth month following execution hereof) (such date and each anniversary thereof being referred to herein as a "DUE DATE") for the actual and reasonable administrative fees and expenses paid by Tenneco (the "LC MAINTENANCE FEES") in respect of the issuance and maintenance of the Letters of Credit during the twelve-month period ended 30 days prior to such year's Due Date (each, a "YEARLY PERIOD"), to the extent such Letters of Credit secure obligations relating to any Industrial Covered Person or Shipbuilding Covered Person, respectively, under the Retained Policies. The amount of the LC Maintenance Fees for each Yearly Period which shall be the responsibility of Industrial Company and Shipbuilding Company hereunder shall be based on the total outstanding reserves showing on the books and records of CIGNA, as of February 28 during such Yearly Period, for claims by all Industrial Covered Persons, Energy Covered Persons and Shipbuilding Covered Persons under the Retained Policies relating to periods prior to the Termination Time (the "YEARLY TOTAL RESERVES"). Industrial Company shall reimburse Tenneco hereunder for an amount equal to the LC Maintenance Fees for each Yearly Period multiplied by a fraction, (i) the numerator of which is equal to the outstanding reserves showing on the books and records of CIGNA, as of February 28 during such Yearly Period, for claims by all Industrial Covered Persons under the Retained Policies relating to periods prior to the Termination Time, and (ii) the denominator of which is equal to the Yearly Total Reserves for such Yearly Period. Shipbuilding Company shall reimburse Tenneco hereunder for an amount equal to the LC Maintenance Fees for each Yearly Period multiplied by a fraction, (i) the numerator of which is equal to the outstanding reserves showing on the books and records of CIGNA, as of February 28 during such Yearly Period, for claims by all Shipbuilding Covered Persons under the Retained Policies relating to periods prior to the Termination Time, and (ii) the denominator of which is equal to the Yearly Total Reserves for such Yearly Period.

                                 ARTICLE VIII

                                 MISCELLANEOUS

  8.1 Termination. This Agreement may not be terminated except upon the written agreement of each of the parties hereto.

  8.2 Further Assurances. If at any time after the Distribution Date any further action is necessary or desirable to carry out the purposes of this Agreement, each of Tenneco, Industrial Company and Shipbuilding Company shall, on the written request of any of them, take (or cause the appropriate member of its Group over which it has direct or indirect legal or effective control to take) all such reasonably necessary or desirable action. If subsequent to the Distribution Date any Policy showing any member of the Energy Group, Industrial Group or Shipbuilding Group, or any of their respective predecessors, as named insured is discovered which was in effect for periods prior to the Termination Time and has not been addressed by the provisions of this Agreement or the Merger Agreement, the parties hereto agree to negotiate in good faith an arrangement with respect to such Policy which shall give, to the fullest extent possible, effect to the purposes of this Agreement and the transactions contemplated by the Distribution Agreement.

  8.3 Cooperation. The parties hereto agree to use their reasonable best efforts to cooperate with respect to the various insurance matters contemplated by this Agreement. Each party hereto shall not (and shall not permit any of its respective Covered Persons over which it has legal or effective direct or indirect control to) take any action or permit any inaction that could reasonably be expected to jeopardize or otherwise interfere with the rights of any other party (or any of such other party's respective Covered Persons) hereunder or the ability of any other party (or any of such other party's respective Covered Persons) to collect any proceeds which might be available under any of the Policies addressed herein in accordance with the terms of this Agreement.

  8.4 No Representations and Warranties. The parties hereto understand and agree that no representation or warranty as to the existence, applicability or extent of insurance coverage for Energy, Industrial or Shipbuilding under any Policy is herein being made.

  8.5 Limitation on Liability. Except as may be otherwise expressly provided for herein, no party hereto shall be liable hereunder to another party or any of such other party's Covered Persons for claims not reimbursed by insurers for any reason not within the control of such party including, without limitation, coinsurance provisions, deductibles, quota share deductibles, exhaustion of aggregates, self-insured retentions, bankruptcy or insolvency of an insurance carrier, Policy limitations or restrictions, any coverage disputes, any failure to timely claim or any defect in such claim or its processing.

  8.6 Successors and Assigns. Except as otherwise expressly provided herein, no party hereto may assign or delegate, whether by operation of law or otherwise, any of such party's rights or obligations under or in connection with this Agreement without the written consent of each other party hereto. No assignment will, however, release the assignor of any of its obligations under this Agreement or waive or release any right or remedy the other parties may have against such assignor hereunder. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will be binding upon and enforceable against the respective successors and assigns of such party and will be enforceable by and will inure to the benefit of the respective successors and permitted assigns of such party.

  8.7 Modification; Waiver; Severability. This Agreement may not be amended or modified except in a writing executed by each of the parties hereto. The failure by any party to exercise or a delay in exercising any right provided for herein shall not be deemed a waiver of any right hereunder. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

  8.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

  8.9 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

  8.10 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or five business days after mailing by certified or registered mail, return receipt requested and postage prepaid, to the recipient at such recipient's address as indicated below:

    TENNECO INC.:                    1010 Milam Street
                                     Houston, TX 77002
                                     Attention: Corporate Secretary

    INDUSTRIAL COMPANY:              1275 King Street
                                     Greenwich, CT 06831
                                     Attention: Corporate Secretary

    SHIPBUILDING COMPANY:            4101 Washington Avenue
                                     Newport News, VA 23607
                                     Attention: Corporate Secretary

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

  8.11 Survival. Each of the agreements of the parties herein shall survive the Distribution Date.

  8.12 No Third Party Beneficiaries. This Agreement is made solely for the benefit of the parties hereto and their respective Covered Persons, and shall not give rise to any rights of any kind to any other third parties.

  8.13 Other. ALL QUESTIONS AND/OR DISPUTES CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO BE SUBJECT TO, AND HEREBY CONSENTS AND SUBMITS TO, THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE. This Agreement, together with the Distribution Agreement and other Ancillary Agreements (as such term is defined in the Distribution Agreement), constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

  8.14 Sole Agent. In all matters relating to this Agreement, including the resolution of any disputes relating to this Agreement between any members of different Groups, (i) Tenneco shall be the sole agent for the members of the Energy Group, (ii) Industrial Company shall be the sole agent for the members of the Industrial Group, and (iii) Shipbuilding Company shall be the sole agent for members of the Shipbuilding Group. No member of any Group shall have any authority to represent itself in any such matter or to terminate such agency without the prior written consent of each party hereto.

  8.15 No Double Recovery. No provision of this Agreement shall be construed to provide recovery to any Person for any costs, expenses or other amounts for which such Person has been fully compensated under any other provision of this Agreement, any other agreement or otherwise.


  IN WITNESS WHEREOF, the parties have made and entered into this Insurance Agreement as of the date first set forth above.

                                          TENNECO INC.

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                          NEW TENNECO INC.

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                          NEWPORT NEWS SHIPBUILDING INC.

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                   SCHEDULE A

                             TO INSURANCE AGREEMENT

                          CURRENT CLAIMS-MADE POLICIES

  See attached (to be updated and made current as of the signing of the Insurance Agreement).

                                   SCHEDULE B

                             TO INSURANCE AGREEMENT

                       CURRENT OCCURRENCE-BASED POLICIES

  See attached (to be updated and made current as of the signing of the Insurance Agreement). To the extent a policy listed herein has expired, this schedule shall be deemed to refer to the successor policy thereto.

                                   SCHEDULE C

                             TO INSURANCE AGREEMENT

                                EASTERN POLICIES

  (to be updated and made current as of the signing of the Insurance Agreement)

  Eastern Insurance Company Limited Policy Number 95ED2501

  Eastern Insurance Company Limited Contingent Liability Policies (policy numbers not currently available)

                                   SCHEDULE D

                             TO INSURANCE AGREEMENT

                           CURRENT RETAINED POLICIES

  See attached (to be updated and made current as of the signing of the Insurance Agreement).

                                   SCHEDULE E

                             TO INSURANCE AGREEMENT

                       CURRENT TENNECO EXCLUSIVE POLICIES

  See attached (to be updated and made current as of the signing of the Insurance Agreement). To the extent a policy noted herein has expired, this schedule shall be deemed to refer to the successor policy thereto.

                                 SCHEDULE 2.1-A

                             TO INSURANCE AGREEMENT

                     TRANSFERRED OCCURRENCE-BASED POLICIES

  To be determined by Tenneco prior to execution of Insurance Agreement.

                                 SCHEDULE 2.1-B

                             TO INSURANCE AGREEMENT

                      CANCELLED OCCURRENCE-BASED POLICIES

  To be determined by Tenneco prior to execution of Insurance Agreement.

                                 SCHEDULE 2.2-A

                             TO INSURANCE AGREEMENT

                        TRANSFERRED CLAIMS-MADE POLICIES

  To be determined by Tenneco prior to execution of Insurance Agreement.

                                 SCHEDULE 2.2-B

                             TO INSURANCE AGREEMENT

                         CANCELLED CLAIMS-MADE POLICIES

  To be determined by Tenneco prior to execution of Insurance Agreement.

                                SCHEDULE 7.1-A

                            TO INSURANCE AGREEMENT

                     LETTERS OF CREDIT CURRENTLY IN PLACE

  Tenneco Inc. is presently maintaining letters of credit totalling approximately $45 million to secure its obligations under the Retained Policies. The letters of credit in effect as of the Distribution Date will be listed hereon.

                                SCHEDULE 7.1-B

                            TO INSURANCE AGREEMENT

                        SURETY BONDS CURRENTLY IN PLACE

  Tenneco Inc. is presently obligated to indemnify the surety under various performance bonds and other surety instruments which secure obligations relating to Energy, Industrial and/or Shipbuilding. Bidder has been provided a current list thereof. Such surety bonds in effect as of the Distribution Date will be listed hereon.

                                   SCHEDULE A

 TYPE OF COVERAGE      POLICY NUMBER   POLICY DATES     UNDERWRITER         LIMITS       DEDUCTIBLES
 ----------------    ----------------- ------------ -------------------- ------------    -----------
Excess Liability        XLUMB 00912     9/1/95-96   XL Insurance Company $100,000,000 xs
                                                          Bermuda        $100,000,000
Excess Liability         UO5138609      9/1/95-96           OCIL
Excess Liability        TGT 5035/4      9/1/95-96      ACE Insurance     $200,000,000 xs
                                                      Company--Bermuda   $300,000,000
Fiduciary Liability   NIA 0120995-96    3/1/96-97         Reliance        $50,000,000     $500,000
                     71FF 101007525BCM                     Aetna
                       8141-48-49-A                       Federal
ERISA Bond (Crime)       445-71-61      9/1/95-96   National Union Fire   $15,000,000          NIL
                                                            (AIG)

                                   SCHEDULE B

                           POLICY
   TYPE OF COVERAGE        NUMBER    POLICY DATES       UNDERWRITERS               LIMITS            DEDUCTIBLES
   ----------------     ------------ ------------ ------------------------ ---------------------- -----------------
Excess Liability          DL039795    9/1/95-96       Gerling-Konzern          $10,000,000 xs
                                                                                $10,000,000
Excess Liability        BE8180249RA   9/1/95-96    American International      $25,000,000 xs
                                                            (AIG)               $20,000,000
Excess Liability          95ER2501    9/1/95-96    Eastern Insurance Co.      $10,000,000 p/o
                                                     (Front for AME Re)        $55,000,000 xs
                                                                                $45,000,000
Excess Liability          8784725     9/1/95-96          Lexington             $5,000,000 p/o
                                                                               $55,000,000 xs
                                                                                $45,000,000
Excess Liability         CSR2839501   9/1/95-96        Fireman's Fund         $20,000,000 p/o
                                                                               $55,000,000 xs
                                                                                $45,000,000
Excess Liability        EU 08355330   9/1/95-96       Steadfast Zurich        $20,000,000 p/o
                                                                               $55,000,000 xs
                                                                                $45,000,000
Automobile--Mexico       HLN 00261    1/1/96-97     Serguros Commercial      BI:$30,000/$60,000
                                                          America                PD:$30,000
Aviation Hull &         87BVH-153922  7/1/94-97     Associated Aviation         $100,000,000
 Liability                                              Underwriters           Per Occurrence
Ocean Cargo               EIPH1006    7/1/94-96   ESIS International, Inc.      $10,000,000          $10,000,000
                                                                               One Conveyance      Per Occurrence
All Risk Property        213601-95    6/1/95-96      Protection Mutual        $10,318,608,000        $5,000,000
 Damage/Business                                                           Blanket Per Occurrence  Per Occurrence
 Interruption
 (USA/Canada)
All Risk Property           TBD       6/1/95-96       Royal Insurance          $1,771,781,531        $75,000 PD
 Damage/Business                                                                Blanket Per          $150,000 BI
 Interruption                                                                    Occurrence        Per Occurrence
 (International)
Comprehensive Boiler &    BMI-SA-     11/1/95-96   Hartford Steam Boiler        $100,000,000         $5,000,000
 Machinery Property      9138264-20                                             Per Accident      Any One Accident
 Damage/ Business
 Interruption
Foreign Public &         62/99102/D   9/1/95-96       Gerling-Konzern            $2,000,000       $5,000 Per Claim
 Products Liability                                                            Per Occurrence     $50,000 Pollution
 Insurance
 (Primary Cover)
Umbrella Excess            W51010     9/1/95-96          Winterthur              $8,000,000
Liability                                            (Front for Eastern      Any One Occurrence
                                                     Insurance Company)              xs
                                                                                 $2,000,000

                                   SCHEDULE D

                          POLICY
  TYPE OF COVERAGE        NUMBER    POLICY DATES   UNDERWRITER         LIMITS       DEDUCTIBLES
  ----------------     ------------ ------------ --------------- ------------------ -----------
Workers' Compensation  CCSC6162624   9/1/95-96        CIGNA          $2,000,000     $2,000,000
 Texas--Ded
Workers' Compensation  WLRC36163008  9/1/95-96        CIGNA          $2,000,000     $2,000,000
 NE--Ded
Workers' Compensation  WLRC36162600  9/1/95-96        CIGNA          $2,000,000     $2,000,000
 Other States--Ded
Workers' Compensation  CCSC36162624  9/1/95-96        CIGNA          $2,000,000     $2,000,000
 Retro
Workers' Compensation   1810017884   9/1/95-96   Maine Employers $100,000/$500,000/     $5,000
 Maine                                               Mutual           $100,000
General Liability      HDOG13214001  9/1/95-96        CIGNA          $2,000,000     $2,000,000
Automobile Liability    ISA042952    9/1/95-96        CIGNA          $2,000,000     $2,000,000
Environmental          HDCG13214013  9/1/95-96        CIGNA          $1,000,000     $1,000,000
Automobile--Canada      CAC391021    9/1/95-96        CIGNA          $2,000,000     $2,000,000
General Liability--      CGL23835    9/1/95-96        CIGNA          $2,000,000     $2,000,000
 Canada

                                   SCHEDULE E

                            POLICY
    TYPE OF COVERAGE        NUMBER     POLICY DATES         UNDERWRITER            LIMITS          DEDUCTIBLES
    ----------------      ----------- --------------- ----------------------- ----------------- ------------------
Tenneco Gas Production    JHB 503266    6/19/95-96         Sphere Drake          $1,000,000        $5,000 Land
 General Liability                                                                               $10,000 Offshore
Tenneco Gas Production    JHB 000297    6/19/95-96    Commercial Underwriters   $5,000,000 xs
 Excess Liability                                            Ins. Co.            $1,000,000
Tenneco Gas South         62/900194/D 7/24/95-1/24/97     Gerling Konzern        $2,000,000          $10,000
 Australia Construction
 Risk Liability
Tenneco Gas Australia     CXC 042840  7/24/95-1/24/97          CIGNA            $8,000,000 xs
 Construction Risk                                                               $2,000,000
 Liability
Railroad Protective          HDOG        8/1/95-96             CIGNA             $2,000,000/       $2,000,000/
 Bessemer & Lake Erie RR   13214025                                              $6,000,000         $6,000,000
 Co.
Railroad Protective          ORPG        8/1/95-96             CIGNA             $2,000,000/       $2,000,000/
 Boston & Marine Corp.     13214037                                              $6,000,000         $6,000,000
Railroad Protective           ORP        4/8/96-97             CIGNA             $2,000,000/       $2,000,000/
 National RR Passenger     G18967923                                             $6,000,000         $6,000,000
 Corp. (AMTRAK)
Railroad Protective           ORP        4/8/96-97             CIGNA             $2,000,000/       $2,000,000/
 Massachusetts Bay         G18967881                                             $6,000,000         $6,000,000
 Transp.
Michigan Production       BE 9320742    4/26/96-97        National Union         $10,000,000         $500,000
 Company                                                Fire Ins. Co. (AIG)
Owners & Contractors         OCPG       10/10/95-96            CIGNA              $500,000/         $500,000/
 Protective Liability      14231298                                               $500,000           $500,000
Offshore Property/OEE     MMA 95-126    7/27/95-96            SEC. IA              SEC. IA           SEC. IA
 Package                                                     UNI 25.0%         -- Per Schedule    -- $5,000,000
 SEC. 1A & B--OFFSHORE                                   Gjensidige 15.0%                       Assured's Int. AOO
 PROP.                                                      Vesta 15.0%            SEC. IB
 SEC. II--OEE                                             Protector 10.5%      -- Per Schedule       SEC. IB
 SEC. III--CHARTERER'S                                   Commonwealth 3.0%                        -- $1,000,000
 LIAB.                                                    Hull & Co. 5.0%          SEC. II             (100%)
                                                        C.T. Bowring 26.5%     OEE $50,000,000         AOO
                                                                              OCSLA $35,000,000
                                                        SEC. IB, II, & III     CCC $5,000,000        SEC. II
                                                         Gjensidige 17.5%                          -- $200,000
                                                            Vesta 15.0%           SEC. III          (100%) AOO
                                                          Protector 16.0%       -- $1,000,000
                                                        Commonwealth 20.0%                        OCSLA $200,000
                                                          Hull & Co. 5.0%                        (100%) Per Occ.
                                                        C.T. Bowring 26.5%
                                                                                                   CCC $200,000
                                                                                                 (100%) Per Occ.
                                                                                                     SEC. III
                                                                                                    -- $50,000
                                                                                                    (100%) AOO
Construction All Risk      HG 015595  10/5/95-10/1/96     National Vulcan     Aus. $209,032,000    Aus. $30,000
                                                           Cornhill Ins.                            All Perils
                                                         SR International                            except:
                                                      Royal Insurance Global                      Aus. $250,000
                                                             Generali                           Windstorm, Flood,
                                                               SCOR                             and Earth Movement

                       POLICY
 TYPE OF COVERAGE      NUMBER    POLICY DATES              UNDERWRITER                    LIMITS           DEDUCTIBLES
 ----------------   ------------ ------------ ------------------------------------- ------------------ --------------------
Worker's            Employer No.                               TBD                         TBD
 Compensation        E 1344308
 South Australia
Employer Cost        CPA 000134   7/31/95-96                  CIGNA                   Maximum Weekly
 Control                                                                              Benefit: $500
 Insurance
Professional        9517VK18625   7/28/95-96  HIH Casualty & General Insurance Ltd.        TBD              A $20,000
 Indemnity                                                                                             each and every claim
Motor Vehicle        MV 452743    7/31/95-96              CIC Insurance                                    Own Damage:
                                                                                                             $24,000
                                                                                                        T/P Claim: $1,000
                                                                                                       Each and Every Claim
Personal Accident    5 011 9265   9/1/95-96                   CIGNA                 PERSONAL ACCIDENT:
 Insurance                                                                            GBP 2,500,000
                                                                                     Any One Claim or
                                                                                     Series of Claims
                                                                                      Arising Out of
                                                                                     Single Incident
                                                                                       GBP 900,000
                                                                                      Per Person Any
                                                                                        One Claim
                                                                                    MEDICAL EXPENSES:
                                                                                        GBP 75,000
                                                                                      Per Event and
                                                                                        Per Person
                                                                                       Increased to
                                                                                       GBP 500,000
                                                                                      Per Event and
                                                                                      Per Person for
                                                                                    Claims Arising in
                                                                                        USA/Canada
                                                                                          RESCUE
                                                                                        Unlimited